Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Gymboree Corporation (the “Company”) on Form 10-Q for the period ended November 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Matthew K. McCauley, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 11, 2007	By:	/s/ Matthew K. McCauley
Date		Matthew K. McCauley Chief Executive Officer and Chairman of the Board (Principal Executive Officer)